Exhibit 10.2
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO AMENDED AND RESTATED SUPPLY AGREEMENT

This First Amendment to Amended and Restated Supply Agreement (the “First Amendment”) is entered into this August 16, 2023 (the “First Amendment Effective Date”) by and between by Société des Produits Nestlé SA, a societe anonyme organized under the laws of Switzerland, with principal offices located at Avenue Nestle 55, 1800 Vevey, Switzerland ("NHSc") and ChromaDex Inc., a California corporation with principal offices located at 10900 Wilshire Boulevard, Suite 600, Los Angeles, CA 90024, USA ("ChromaDex"). NHSc and ChromaDex are individually referred to herein as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, ChromaDex and NHSc executed an Amended and Restated Supply Agreement dated October 10, 2022 (the “Agreement”)

WHEREAS, ChromaDex and NHSc have determined it is in their mutual interests to amend the Agreement in accordance with the terms of this First Amendment.

NOW THEREFORE, for good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Exhibit B – NHSc Brands
Exhibit B – NHSc Brands – shall be deleted in its entirety and replaced with the following:

“Exhibit B – NHSc Brands

[***]

Additional brands may be added as necessary and shall not be unreasonably refused.”

2.All other terms and conditions of the Agreement, as amended, shall remain unchanged and remain in full force and effect. Capitalized terms not otherwise defined by this First Amendment shall have the meaning(s) ascribed to them in the Agreement. In the event of any conflict between the terms of this First Amendment and the Agreement, this First Amendment shall control in each instance.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives.

NHSc    ChromaDex

Société des Produits Nestlé SA    ChromaDex, Inc.

Signature:	/s/ Claudio Kuoni	Signature:	/s/ Brianna Gerber

Name:	Claudio Kuoni	Name:	Brianna Gerber

Title:	General Counsel NHSc	Title:	CFO

Date:	08/19/2023	Date:	08/19/2023